UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by party other than the registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement	☐	Confidential, for use of the Commission only
(as permitted by Rule 14a-6(e)(2)).
☒ Definitive Proxy Statement

☐ Definitive additional materials.

☐ Soliciting material under Rule 14a-12.

TRxADE HEALTH, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

TRXADE HEALTH, INC.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 2, 2022

To our stockholders:

Notice is hereby given of the 2022 annual meeting of stockholders of TRxADE Health, Inc. (the “Company”) to be held on Thursday, June 2, 2022 at 10 A.M. local time at the Company’s corporate offices: 2420 Brunello Trace, Lutz, Florida 33558 (the “Annual Meeting” or the “Meeting”), for the following purposes:

1. To elect five directors to the Board of Directors (the “Board”) each to serve a term of one year and until their respective successors have been elected and qualified, or until their earlier resignation or removal. The Board intends to present for election the following five nominees: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Charles L Pope, and Christine L Jennings.

2. To ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2022. The Board of Directors recommends that you approve and ratify the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2022.

3. To consider a non-binding advisory vote on compensation of our named executive officers. The Board of Directors recommends that you approve and ratify the compensation of our named executive officers.

4. To transact such other business as may properly come before the annual meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR ALL” FOR PROPOSAL ONE AND “FOR” THE OTHER PROPOSALS.

Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Common stockholders of record on the close of business on April 5, 2022 are entitled to notice of, and to vote at, the Annual Meeting and any adjournments thereof.

The Company is pleased to continue utilizing the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Materials, or E-proxy notice, on or about April 21, 2022 to our stockholders of record as of the close of business on April 5, 2022. The E-proxy notice contains instructions for your use of this process, including how to access our proxy statement and annual report and how to authorize your proxy to vote online. In addition, the E-proxy notice contains instructions on how you may receive a paper copy of the proxy statement and annual report or elect to receive your proxy statement and annual report over the Internet. The Company believes these rules allow it to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting.

The enclosed proxy statement is also available at https://www.iproxydirect.com/MEDS. This website also includes copies of the form of proxy and the Company’s Annual Report to stockholders for the year ended December 31, 2021. Stockholders may also request a copy of the proxy statement and the Company’s Annual Report by contacting our main office at (800) 261-0281.

As a stockholder of record, you are cordially invited to attend the meeting in person. Stockholders who do not expect to attend the Annual Meeting are encouraged to vote via the Internet, by phone or by returning a signed proxy card.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19 (coronavirus), taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the annual meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Even if you plan to attend the Annual Meeting in person, we request that you submit a proxy by following the instructions on your proxy card as soon as possible and thus ensure that your shares will be represented at the Annual Meeting if you are unable to attend.

By Order of the Board of Directors,

/s/ Suren Ajjarapu

Suren Ajjarapu

Chairman

Lutz, Florida

April 21, 2022

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on Thursday, June 2, 2022.

Our proxy statement and annual report on Form 10-K for the year ended December 31, 2021, are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/MEDS.

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TRXADE HEALTH, INC.

PROXY STATEMENT

FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

TRxADE Health, Inc. (“TRxADE,” “we,” “us”, “our” or the “Company”) has made these materials available to you on the Internet or, upon your request, has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at our 2022 annual meeting of stockholders (the “Annual Meeting” or the “Meeting”) to be held on Thursday, June 2, 2022 at 10 A.M. Local time at the Company’s corporate offices: 2420 Brunello Trace, Lutz, Florida 33558, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to stockholders on April 21, 2022. You are invited to attend the Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.

Information Contained in This Proxy Statement

The information in this proxy statement relates to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of our directors and executive officers, corporate governance, and certain other required information. Included with this proxy statement is a copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 28, 2022 (the “Annual Report”). If you requested printed versions of these materials by mail, these materials also include the proxy card or vote instruction form for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials

Pursuant to rules adopted by the Securities and Exchange Commission, the Company uses the Internet as the primary means of furnishing proxy materials to stockholders. Accordingly, the Company is sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to the Company’s stockholders. All stockholders will have the ability to access the proxy materials (including the Company’s Annual Report, which does not constitute a part of, and shall not be deemed incorporated by reference into, this proxy statement or the enclosed form of proxy, except as set forth below under “Documents Incorporated By Reference” (if any)) via the Internet at https://www.iproxydirect.com/MEDS or request a printed set of the proxy materials. Instructions on how to access the proxy materials over the Internet or to request a printed copy may be found in the Notice. The Notice contains a control number that you will need to vote your shares. Please keep the Notice for your reference through the meeting date. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. The Company encourages stockholders to take advantage of the availability of the proxy materials on the Internet to help reduce the environmental impact of its annual meetings.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Annual Meeting if you were a stockholder of record as of the close of business on April 5, 2022 (the “Record Date”).

At the close of business on the Record Date, there were 8,181,041   shares of our common stock outstanding which each vote one vote on all stockholder matters to come before the Meeting. Other than our common stock we have no other voting securities currently outstanding.

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Voting Process

If you are a stockholder of record, there are five ways to vote:

●	In person. You may vote in person at the Annual Meeting. We will give you a ballot when you arrive.
●	Via the Internet. You may vote by proxy via the Internet by following the instructions provided in the Notice.
●	By Telephone. If you request printed copies of the proxy materials by mail, you may vote by proxy by calling the toll-free number found on the proxy card.
●	By Fax. If you request printed copies of the proxy materials by mail, you may vote by proxy by faxing your proxy to the number found on the proxy card.
●	By Mail. If you request printed copies of the proxy materials by mail, you may vote by proxy by filling out the proxy card and returning it in the envelope provided.

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Annual Meeting, properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board described herein. Stockholders attending the Annual Meeting may revoke their proxies and vote in person.

Attendance at the Annual Meeting

Attendance at the Annual Meeting is limited to holders of record of our common stock at the close of business on the Record Date, and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Annual Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock, such as a bank or brokerage account statement indicating that you owned shares of our common stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Annual Meeting. A written agenda and rules of procedure for the Annual Meeting will be distributed to those persons in attendance at the Annual Meeting.

As described above, we intend to hold our annual meeting in person. However, we are monitoring the situation regarding COVID-19 (coronavirus), taking into account guidance from public health officials. The health and well-being of our employees and stockholders is our top priority. Accordingly, we are planning for the possibility that the annual meeting may be held in a different location or solely by means of remote communication (i.e., a virtual-only meeting). We will announce any such updates as promptly as practicable, including details on how to participate, by press release, through a filing with the SEC and on our website. We encourage you to check our website prior to the meeting if you plan to attend. As always, we encourage you to vote your shares prior to the annual meeting.

Conduct at the Meeting

The Chairman has broad responsibility and legal authority to conduct the Annual Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

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Voting Requirements for Each of the Proposals

	Proposal	Vote Required	Broker Discretionary Voting Allowed*
1	Election of directors	Plurality of Votes Cast	No
2	Ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2022	Majority of the votes cast on the proposal	Yes
3	Non-binding advisory vote to approve and ratify the compensation of our named executive officers.	Majority of the votes cast on the proposal	No

* See also “Quorum; Broker Non-Votes and Abstentions”, below.

For Proposal 1, the five nominees receiving the highest number of affirmative votes of the shares entitled to be voted for them will be elected as directors to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified. Votes withheld shall have no legal effect.

Approval of Proposal 2 and 3 requires the affirmative vote of a majority of the votes cast on such proposals, provided that a quorum exists at the Annual Meeting. (notwithstanding the fact that Proposal 3 is non-binding.

Quorum; Broker Non-Votes and Abstentions

The presence at the Annual Meeting of the holders of a majority of the outstanding shares of voting stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes received in connection with each proposal. Broker non-votes and abstentions will have no effect on determining whether the affirmative vote constitutes a majority of the shares present or represented by proxy and voting at the Annual Meeting. However, approval of the proposals other than the election of directors requires the affirmative vote of a majority of the votes cast on such proposals, and therefore broker non-votes and abstentions could prevent the approval of these proposals because they do not count as affirmative votes. The election of directors is based on plurality voting. In order to minimize the number of broker non-votes, the Company encourages you to vote or to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the Notice.

If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter. Please note that previously, brokers were allowed to vote uninstructed shares in uncontested director elections or with regard to certain executive compensation matters. However, brokers now can no longer vote uninstructed shares on your behalf in director elections or with regard to executive compensation matters. For your vote to be counted, you must submit your voting instruction form to your broker.

As described above, although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the election of directors or on any issues requiring approval of a majority of the votes cast.

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Board of Directors Voting Recommendations

Our Board of Directors (the “Board”) recommends that you vote your shares:

●	“FOR” each of the nominees to the Board of Directors (Proposal 1).
●	“FOR” the ratification of the appointment of MaloneBailey, LLP, as the Company’s independent auditors for the fiscal year ending December 31, 2022 (Proposal 2).
●	“FOR” the approval of the non-binding advisory resolution approving the Company’s executive compensation (Proposal 3).

Mailing Costs and Solicitation of Proxies

In addition to solicitation by use of mail, certain of our officers and employees may solicit the return of proxies personally or by telephone, electronic mail or facsimile. We have not and do not anticipate retaining a third-party proxy solicitation firm to solicit proxies on behalf of the Board. The cost of any solicitation of proxies will be borne by us. Arrangements may also be made with brokerage firms and other custodians, nominees and fiduciaries for the forwarding of material to, and solicitation of proxies from, the beneficial owners of our securities held of record at the close of business on the Record Date by such persons. We will reimburse such brokerage firms, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection with any such activities.

Inspector of Voting

It is anticipated that representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Annual Meeting.

Stockholders Entitled to Vote at the Meeting

A complete list of stockholders entitled to vote at the Annual Meeting will be available to view during the Annual Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Annual Meeting, during ordinary business hours, for a period of ten days prior to the Annual Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on the Notice of Internet Availability of Proxy Materials (Notice) you received in the mail, or, if you requested to receive printed proxy materials, your enclosed proxy card.

Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card, as necessary to meet applicable legal requirements, or to assert or defend claims for or against the Company.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials (or the Notice) are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

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Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the accompanying notice of Annual Meeting of stockholders and 2021 Annual Report is being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2021 Annual Report to such a stockholder at a shared address to which a single copy of the document was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement or the accompanying notice of Annual Meeting of stockholders or 2021 Annual Report, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, Suren Ajjarapu, at our principal executive offices at 2420 Brunello Trace, Lutz, Florida 33558, or a stockholder may make a request by calling our Corporate Secretary, Suren Ajjarapu at (800) 261-0281.

If you receive more than one Notice of Internet Availability of Proxy Materials, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Process” on page 2, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by the inspector of voting and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 2420 Brunello Trace, Lutz, FL 33558.

FORWARD LOOKING STATEMENTS AND WEBSITE LINKS

This Proxy Statement includes forward-looking statements about future events and circumstances. Generally speaking, any statement not based upon historical fact is a forward-looking statement. Forward-looking statements can also be identified by the use of words such as “could,” “should,” “continue,” “estimate,” “forecast,” “intend,” “look,” “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “remain” and “confident” or similar expressions. In particular, statements regarding our plans, strategies, prospects and expectations regarding our business and industry are forward-looking statements. They reflect our expectations, are not guarantees of performance and speak only as of the date of this Proxy Statement. Except as required by law, we do not undertake to update such forward-looking statements. Our business results are subject to a variety of risks, including those considerations or risks that are reflected as “Risk Factors” in our 2021 Annual Report on Form 10-K, as well as elsewhere in our filings with the SEC. If any of these considerations or risks materialize, our expectations (or underlying assumptions) may change or not be realized and our performance may be adversely affected. Therefore, you should not rely unduly on any forward-looking statements. Website links included in this Proxy Statement are for convenience only. The content in any website links included in this Proxy Statement is not incorporated herein and does not constitute a part of this Proxy Statement.

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INCORPORATION BY REFERENCE

To the extent that this proxy statement has been or will be specifically incorporated by reference into any other filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the section of this proxy statement titled “Audit Committee Report” (to the extent permitted by the rules of the U.S. Securities and Exchange Commission (the “SEC” or the “Commission”)) shall not be deemed to be so incorporated, unless specifically provided otherwise in such filing.

VOTING RIGHTS AND PRINCIPAL STOCKHOLDERS

Holders of record of our common stock at the close of business on the Record Date will be entitled to one vote per share on all matters properly presented at the Annual Meeting. At the close of business on the Record Date, there were 8,181,041 shares of our common stock outstanding. Other than our common stock we have no other voting securities currently outstanding.

Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein and, moreover, do not have cumulative voting rights with respect to the election of directors.

Security Ownership of Management and Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock by (i) each person who is known by the Company to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers and significant employees; and (iv) all of our current executive officers, significant employees and directors as a group, as of the Record Date.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of common stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

Beneficial ownership as set forth below is based on our review of our record stockholders list and public ownership reports filed by certain stockholders of the Company and may not include certain securities held in brokerage accounts or beneficially owned by the stockholders described below.

We believe that, except as otherwise noted and subject to applicable community property laws, each person named in the following table has sole investment and voting power with respect to the shares of common stock shown as beneficially owned by such person. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 2420 Brunello Trace, Lutz, FL 33558. All of the securities reported below are common stock shares as we do not currently have any other outstanding classes of stock other than our common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class

Directors and Named Executive Officers:
Suren Ajjarapu, Chairman, CEO (1)	2,223,975	27.15%
Prashant Patel, Director, COO, and President (2)	2,080,126	25.40%
Donald G. Fell, Director (3)	64,837	*
Charles L. Pope (4)	10,912	*
Christine L. Jennings (5)	10,912	*
Janet Huffman, CFO	—	—

All executive officers, directors and director nominees as a Group (six persons)	4,403,762	53.83%

Greater than 5% Stockholders
R.S.N, LLC(6)	500,001	6.11%

* Less than one 1%.

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(1) Includes (i) 1,112,516 shares owned directly by Mr. Ajjarapu, (ii) 675,000 shares owned by Mr. Ajjarapu’s wife, which Mr. Ajjarapu claims beneficial ownership of, (iii) 212,500 shares owned by the Surendra Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, (iv) 212,500 shares owned by the Sandhya Ajjarapu Revocable Trust of 2007, which Mr. Ajjarapu claims beneficial ownership of, as Trustee, and which shares Mr. Ajjarapu is therefore deemed to beneficially own, and (v) options to purchase 11,459 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date.

(2) Includes (i) 1,252,500 shares owned directly by Mr. Patel, (ii) 416,667 shares owned by Rina Patel, Mr. Patel’s wife, which Mr. Patel claims beneficial ownership of, (iii) 400,000 shares owned by the Patel Trust; and (iv) options to purchase 11,459 shares of common stock granted in 2019, that are exercisable within 60 days of the Record Date, which Mr. Patel claims beneficial ownership of, as Trustee.

(3) Includes 47,198 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of the Record Date.

(4) Includes 10,912 shares owned directly.

(5) Includes 10,912 shares owned directly.

(6) The securities held by R.S.N., LLC are beneficially owned by Darshan Ran and Savitri Ran, its Members. Address: 744 Broadway Avenue, Orillia, Ontario, Canada. Information comes from the Schedule 13G/A filed by R.S.N., LLC with the SEC on October 8, 2019, which we do not know or have reason to believe is not complete or accurate and on which we are relying pursuant to applicable SEC regulations.

Change of Control

The Company is not aware of any arrangements which may at a subsequent date result in a change of control of the Company.

CORPORATE GOVERNANCE

The Company promotes accountability for adherence to honest and ethical conduct; endeavors to provide full, fair, accurate, timely and understandable disclosure in reports and documents that the Company files with the SEC and in other public communications made by the Company; and strives to be compliant with applicable governmental laws, rules and regulations.

Board Leadership Structure

Our Board of Directors has the responsibility for selecting the appropriate leadership structure for the Company. In making leadership structure determinations, the Board of Directors considers many factors, including the specific needs of the business and what is in the best interests of the Company’s stockholders. Our current leadership structure is comprised of a combined Chairman of the Board and Chief Executive Officer (“CEO”), Mr. Ajjarapu. The Board of Directors believes that this leadership structure is the most effective and efficient for the Company at this time. Mr. Ajjarapu possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing the Company, and is thus best positioned to develop agendas that ensure that the Board of Directors’ time and attention are focused on the most critical matters. Combining the Chairman of the Board and CEO roles promotes decisive leadership, fosters clear accountability and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our stockholders, particularly during periods of turbulent economic and industry conditions. The Board believes that its programs for overseeing risk, as described below, would be effective under a variety of leadership frameworks and therefore do not materially affect its choice of structure.

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Risk Oversight

Effective risk oversight is an important priority of the Board of Directors. Because risks are considered in virtually every business decision, the Board of Directors discusses risk throughout the year generally or in connection with specific proposed actions. The Board of Directors’ approach to risk oversight includes understanding the critical risks in the Company’s business and strategy, evaluating the Company’s risk management processes, allocating responsibilities for risk oversight, and fostering an appropriate culture of integrity and compliance with legal responsibilities.

The Board of Directors exercises direct oversight of strategic risks to the Company. The Audit Committee reviews and assesses the Company’s processes to manage business and financial risk and financial reporting risk. It also reviews the Company’s policies for risk assessment and assesses steps management has taken to control significant risks. The Compensation Committee oversees risks relating to compensation programs and policies. In each case management periodically reports to our Board or relevant committee, which provides guidance on risk assessment and mitigation. The Nominating and Corporate Governance Committee recommends the slate of director nominees for election to the Company’s Board of Directors, identifies and recommends candidates to fill vacancies occurring between annual stockholder meetings, reviews, evaluates and recommends changes to the Company’s Corporate Governance Guidelines, and establishes the process for conducting the review of the Chief Executive Officer’s performance.

Family Relationships

None of our directors are related by blood, marriage, or adoption to any other director, executive officer, or other key employees.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our officers and any other person, including directors, pursuant to which the officer was selected to serve as an officer.

Other Directorships

No directors of the Company are also directors of issuers with a class of securities registered under Section 12 of the Exchange Act (or which otherwise are required to file periodic reports under the Exchange Act), except for Mr. Ajjarapu, who is a member of the Board of Directors and a member of the Audit Committee of Oceantech Acquisition I Corp, a Special Purpose Acquisition Company (SPAC)(NASDAQ:OTECU) and Chairman of the Board of Directors of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company (SPAC)(NASDAQ: AEHA), and Mr. Pope who is member of the Board of Directors and Chair of the Audit Committee of Oragenics Inc. (NYSE AMERICAN:OGEN).

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Involvement in Certain Legal Proceedings

None of our executive officers or directors has been involved in any of the following events during the past ten years:

(1)	any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

(2)	any conviction in a criminal proceeding or being a named subject to a pending criminal proceeding (excluding traffic violations and minor offenses);

(3)	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

(4)	being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law;

(5)	being the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (i) any Federal or State securities or commodities law or regulation; (ii) any law or regulation respecting financial institutions or insurance companies, including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(6)	being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section (1)(a)(40) of the Commodity Exchange Act), or any equivalent exchange, association, entity, or organization that has disciplinary authority over its members or persons associated with a member.

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Board of Directors and Committee Meetings and Annual Meetings

During the fiscal years that ended on December 31, 2021 and 2020, the Board held fourteen and thirteen meetings, respectively, the Audit Committee held five and four meetings, respectively, the Compensation Committee held three and four meeting(s), respectively, and the Nominating and Corporate Governance Committee (which was formed on November 20, 2019), held seven   and one meetings, respectively. Each director nominee who is a current director attended at least 75% of the Board of Directors meetings and committee meetings on which they served, during the fiscal years ended December 31, 2021 and 2020.

Each director of the Company is expected to be present at annual meetings of stockholders, absent exigent circumstances that prevent their attendance. Where a director is unable to attend an annual meeting in person but is able to do so by electronic conferencing, the Company will arrange for the director’s participation by means where the director can hear, and be heard, by those present at the meeting. At the 2021 annual meeting of stockholders, 5 directors were present in person or via electronic conferencing, at the meeting.

COMMITTEES OF THE BOARD

Our Board of Directors has the authority to appoint committees to perform certain management and administration functions. Our Board of Directors currently has three committees: the audit committee, the compensation committee, and the nominating and corporate governance committee.

Board Committee Membership

	Independent	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Suren Ajjarapu(1)
Prashant Patel
Donald G. Fell	X	M	C	C
Charles L. Pope	X	C	M	M
Christine L. Jennings	X	M	M	M

(1) Chairman of Board of Directors.

C - Chairman of Committee.

M - Member.

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Audit Committee

The Audit Committee, which is comprised exclusively of independent directors, has been established by the Board to oversee our accounting and financial reporting processes and the audits of our financial statements.

The Board has selected the members of the Audit Committee based on the Board’s determination that the members are financially literate (as required by NASDAQ Capital Market (“NASDAQ”) rules) and qualified to monitor the performance of management and the independent auditors and to monitor our disclosures so that our disclosures fairly present our business, financial condition and results of operations.

The Board has also determined that Mr. Pope is an “audit committee financial expert” (as defined in the SEC rules) because he has the following attributes: (i) an understanding of generally accepted accounting principles in the United States of America (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by our financial statements; (iv) an understanding of internal control over financial reporting; and (v) an understanding of audit committee functions. Mr. Pope has acquired these attributes by means of having held various positions that provided relevant experience, as described in his biographical information under “Proposal 1 – Election of Directors” below (beginning on page 27).

The Audit Committee has the sole authority, at its discretion and at our expense, to retain, compensate, evaluate and terminate our independent auditors and to review, as it deems appropriate, the scope of our annual audits, our accounting policies and reporting practices, our system of internal controls, our compliance with policies regarding business conduct and other matters. In addition, the Audit Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Audit Committee.

The Audit Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on October 28, 2019.

Compensation Committee

The Compensation Committee, which is comprised exclusively of independent directors, is responsible for the administration of our stock compensation plans, approval, review and evaluation of the compensation arrangements for our executive officers and directors and oversees and advises the Board on the adoption of policies that govern the Company’s compensation and benefit programs. In addition, the Compensation Committee has the authority, at its discretion and at our expense, to retain special legal, accounting or other advisors to advise the Compensation Committee.

The Compensation Committee Charter was filed as Exhibit 99.2 to the Current Report on Form 8-K which we filed with the SEC on October 28, 2019.

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Compensation Committee Interlocks and Insider Participation

The current members of the Compensation Committee are Donald G. Fell (Chairman), Christine L. Jennings, and Charles L. Pope, who are each independent members of our Board of Directors. No member of the Compensation Committee is an employee or a former employee of the Company. During fiscal 2021, none of our executive officers (A) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; (B) served as a director of another entity, one of whose executive officers served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company; or (C) served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Additionally, no Compensation Committee member (1) was, during the fiscal year, an officer or employee of the registrant; (2) was formerly an officer of the registrant (except as discussed above); or (3) had any relationship requiring disclosure by the Company under Section 404 of Regulation S-K.

Accordingly, the Compensation Committee members have no interlocking relationships required to be disclosed under SEC rules and regulations.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee, which is comprised exclusively of independent directors, is responsible for identifying prospective qualified candidates to fill vacancies on the Board, recommending director nominees (including chairpersons) for each of our committees, developing and recommending appropriate corporate governance guidelines and overseeing the self-evaluation of the Board.

In considering individual director nominees and Board committee appointments, our Nominating and Corporate Governance Committee seeks to achieve a balance of knowledge, experience and capability on the Board and Board committees and to identify individuals who can effectively assist the Company in achieving our short-term and long-term goals, protecting our stockholders’ interests and creating and enhancing value for our stockholders. In so doing, the Nominating and Corporate Governance Committee considers a person’s diversity attributes (e.g., professional experiences, skills, background, race and gender) as a whole and does not necessarily attribute any greater weight to one attribute. Moreover, diversity in professional experience, skills and background, and diversity in race and gender, are just a few of the attributes that the Nominating and Corporate Governance Committee takes into account. In evaluating prospective candidates, the Nominating and Corporate Governance Committee also considers whether the individual has personal and professional integrity, good business judgment and relevant experience and skills, and whether such individual is willing and able to commit the time necessary for Board and Board committee service.

While there are no specific minimum requirements that the Nominating and Corporate Governance Committee believes must be met by a prospective director nominee, the Nominating and Corporate Governance Committee does believe that director nominees should possess personal and professional integrity, have good business judgment, have relevant experience and skills, and be willing and able to commit the necessary time for Board and Board committee service. The Company does not have a formal diversity policy. However, the Nominating and Corporate Governance Committee evaluates each individual in the context of the Board as a whole, with the objective of recommending individuals that can best perpetuate the success of our business and represent stockholder interests through the exercise of sound business judgment using their diversity of experience in various areas. We believe our current directors possess diverse professional experiences, skills and backgrounds, in addition to (among other characteristics) high standards of personal and professional ethics, proven records of success in their respective fields and valuable knowledge of our business and our industry.

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The Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. The Nominating and Corporate Governance Committee also regularly assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or other circumstances. In addition, the Nominating and Corporate Governance Committee considers, from time to time, various potential candidates for directorships. Candidates may come to the attention of the Nominating and Corporate Governance Committee through current Board members, professional search firms, stockholders or other persons. These candidates may be evaluated at regular or special meetings of the Nominating and Corporate Governance Committee and may be considered at any point during the year.

The Committee evaluates director nominees at regular or special Committee meetings pursuant to the criteria described above and reviews qualified director nominees with the Board. The Committee selects nominees that best suit the Board’s current needs and recommends one or more of such individuals for election to the Board.

The Committee will consider candidates recommended by stockholders, provided the names of such persons, accompanied by relevant biographical information, and other information as required by the Company’s Bylaws, are properly submitted in writing to the Secretary of the Company in accordance with the manner described for stockholder proposals under “Stockholders Proposals” on page 32 below. The Secretary will send properly submitted stockholder recommendations to the Committee. Individuals recommended by stockholders in accordance with these procedures will receive the same consideration received by individuals identified to the Committee through other means. The Committee also may, in its discretion, consider candidates otherwise recommended by stockholders without accompanying biographical information, if submitted in writing to the Secretary.

In addition, the Company’s Bylaws permit stockholders to nominate directors at an annual meeting of stockholders or at a special meeting at which directors are to be elected in accordance with the notice of meeting pursuant to the requirements of the Company’s Bylaws and applicable NASDAQ and SEC rules and regulations.

The Nominating and Corporate Governance Committee Charter was filed as Exhibit 99.1 to the Current Report on Form 8-K which we filed with the SEC on November 20, 2019.

Website Availability of Documents

The charter for each committee of the Board identified above is available on our website at www.trxadehealth.com, under “NASDAQ:MEDS” – “Corporate Governance” – “Governance Documents”. Copies of the committee charters are also available for free upon written request to our Corporate Secretary.

Executive Sessions of the Board of Directors

The independent members of the Board of Directors of the Company meet in executive session (with no management directors or management present) from time to time, but at least once annually. The executive sessions include whatever topics the independent directors deem appropriate  .

Stockholder Communications with the Board

Our stockholders and other interested parties may communicate with members of the Board by submitting such communications in writing to our Corporate Secretary, 2420 Brunello Trace Lutz, FL 33558, who, upon receipt of any communication other than one that is clearly marked “Confidential,” will note the date the communication was received, open the communication, make a copy of it for our files and promptly forward the communication to the director(s) to whom it is addressed. Upon receipt of any communication that is clearly marked “Confidential,” our Corporate Secretary will not open the communication, but will note the date the communication was received and promptly forward the communication to the director(s) to whom it is addressed. If the correspondence is not addressed to any particular Board member or members, the communication will be forwarded to a Board member to bring to the attention of the Board.

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Director Independence

The Board of Directors annually determines the independence of each director and nominee for election as a director, as defined in the listing standards of NASDAQ and applicable laws. The Board makes these determinations in accordance with NASDAQ’s listing standards for the independence of directors and the SEC’s rules.

In assessing director independence, the Board considers, among other matters, the nature and extent of any business relationships, including transactions conducted, between the Company and each director and between the Company and any organization for which one of our directors is a director or executive officer or with which one of our directors is otherwise affiliated.

The Board has affirmatively determined that each of Mr. Donald G. Fell, Charles L. Pope and Christine L. Jennings are independent. Due to the fact that Mr. Suren Ajjarapu serves as our Chief Executive Officer and Mr. Prashant Patel serves as our President, such persons are not independent. A majority of the Board is comprised of independent directors.

Board Diversity Matrix

The table below provides certain highlights of the composition of our board members and nominees. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 19, 2022)
Total Number of Directors	5
	Female	Male	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	4	—	—
Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	1	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	2	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Did Not Disclose Demographic Background	1

Code of Ethics

Our Board of Directors has adopted a Code of Ethics that applies to all of our directors, officers and employees. The Code of Ethics will be available for review in print, without charge, to any stockholder who requests a copy by writing to us at TRxADE HEALTH, Inc., 2420 Brunello Trace Lutz, FL 33558, Attention: Investor Relations. Each of our directors, employees and officers are required to comply with the Code of Ethics.

The Code of Ethics was filed as Exhibit 14.1 to the Annual Report on Form 10-K which we filed with the SEC on March 23, 2015.

We intend to disclose any amendments to our Code of Ethics and any waivers with respect to our Code of Ethics granted to our principal executive officer, our principal financial officer, or any of our other employees performing similar functions on our website at https://www.trxadegroup.com within four business days after the amendment or waiver. In such case, the disclosure regarding the amendment or waiver will remain available on our website for at least 12 months after the initial disclosure. There have been no waivers granted with respect to our Code of Ethics to any such officers or employees.

Policy on Equity Ownership

The Company does not have a policy on equity ownership at this time. However, as illustrated in the “Security Ownership of Certain Beneficial Owners and Management” table on page 6, all Named Executive Officers and directors are beneficial owners of stock of the Company.

Rule 10b5-1 Trading Plans

Our executive officers and directors are encouraged to conduct purchase or sale transactions under a trading plan established pursuant to Rule 10b5-1 under the Exchange Act. Through a Rule 10b5-1 trading plan, the executive officer or director contracts with a broker to buy or sell shares of our common stock on a periodic basis. The broker then executes trades pursuant to parameters established by the executive officer or director when entering into the plan, without further direction from them. The executive officer or director may amend or terminate the plan in specified circumstances.

Pledging of Shares

Employees, officers and directors of the Company are prohibited from pledging Company securities as collateral for a loan. Additionally, shares of Company stock may not be held in a margin account.

Insider Trading/Anti-Hedging Policies

All employees, officers and directors of the Company or any of our subsidiaries are subject to our Insider Trading Policy. The policy prohibits the unauthorized disclosure of any nonpublic information acquired in the workplace and the misuse of material nonpublic information in securities trading. The policy also prohibits trading in Company securities during certain pre-established blackout periods around the filing of periodic reports and the public disclosure of material information. The Company recognizes that hedging against losses in Company shares may disturb the alignment between stockholders and executives that equity awards are intended to build. To ensure compliance with the policy and applicable federal and state securities laws, all individuals subject to the policy must refrain from the purchase or sale of our securities except in designated trading windows or pursuant to preapproved 10b5-1 trading plans. The anti-hedging provisions prohibit all employees, officers and directors from engaging in “short sales” of our securities.

Compensation Risk Assessment

The Compensation Committee has reviewed the relationship between our risk management policies and compensation policies and practices and concluded that we do not have any compensation policies or practices that expose us to risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Recovery and Clawback Policies

Other than legal requirements under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”), we currently do not have any policies in place in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, pursuant to which we can recoup those improper payments from our Chief Executive Officer and Chief Financial Officer. However, under the Sarbanes-Oxley Act, our CEO and CFO may be subject to clawbacks in the event of a restatement. Thus, the Board has not deemed any additional recoupment policies to be necessary. We will continue to monitor regulations and trends in this area.

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INFORMATION ABOUT OUR EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our executive officers.

Name	Position	Age	Officer Since
Suren Ajjarapu	Chairman, Chief Executive Officer and Secretary	51	January 2014
Prashant Patel	Director, President and Chief Operating Officer	48	January 2014
Janet Huffman	Chief Financial Officer	50	February 2022

SUREN AJJARAPU, CHAIRMAN, CHIEF EXECUTIVE OFFICER AND SECRETARY

Information regarding Mr. Ajjarapu is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 27).

PRASHANT PATEL, DIRECTOR, PRESIDENT AND CHIEF OPERATING OFFICER

Information regarding Mr. Patel is set forth in “Proposal No. 1 – Election of Directors”, below (beginning on page 27).

JANET HUFFMAN, CHIEF FINANCIAL OFFICER

Ms. Huffman, age 50, joined the Company as Director of Finance in February 2022, On March 31, 2022, the board of directors approved the appointment of Ms. Huffman as CFO and Principal Financial/Accounting Officer of the Company effective April 2, 2022, upon effectiveness of the resignation of Howard A Doss. Ms. Huffman has served in various finance roles within the healthcare industry. In 2009, Ms. Huffman joined Infinity Home Care and served as Director of Finance and Regional Director of Operations until 2013. From 2013 to 2014, Ms. Huffman served as Director of Finance for Internal Medicine Associates and from 2014 to 2016, she served as Vice President of Finance for Family Home Health Services. Inc. Starting in February 2017 and continuing through January of 2020, Ms. Huffman served as the CFO for Signature Home Now, a Kentucky based healthcare company, in her role as CFO Ms. Huffman supported the home health division providing financial and operational direction. In January of 2019, Ms. Huffman became one of the founders of Banyan Pediatric Care Centers, Inc serving as its CFO; in 2021 Ms. Huffman led Banyan through a merger with Arboreta Healthcare Inc. continuing as its CFO until February of 2022. She obtained a Bachelor of Arts degree in accounting from the University of South Florida.

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AUDIT COMMITTEE REPORT

The Audit Committee represents and assists the Board of Directors in fulfilling its responsibilities for general oversight of the integrity of the Company’s financial statements, the Company’s compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, the performance of the Company’s internal audit function and independent registered public accounting firm, and risk assessment and risk management. The Audit Committee manages the Company’s relationship with its independent registered public accounting firm (which reports directly to the Audit Committee). The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and receives appropriate funding, as determined by the Audit Committee, from the Company for such advice and assistance.

In connection with the audited financial statements of the Company for the year ended December 31, 2021, the Audit Committee of the Board of Directors of the Company (1) reviewed and discussed the audited financial statements with the Company’s management and the Company’s independent auditors; (2) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the Securities and Exchange Commission; (3) received and reviewed the written disclosures and the letter from the independent auditors required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence; (4) discussed with the independent auditors the independent auditors’ independence; and (5) considered whether the provision of non-audit services by the Company’s principal auditors is compatible with maintaining auditor independence.

Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board of Directors approved, that the audited financial statements for the year ended December 31, 2021 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 for filing with the Securities and Exchange Commission.

The undersigned members of the Audit Committee have submitted this Report to the Board of Directors.

Audit Committee of TRxADE HEALTH, Inc

/s/ Charles L. Pope (Chairman)

/s/ Donald G. Fell

/s/ Christine L. Jennings

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EXECUTIVE COMPENSATION

Summary Executive Compensation Table

The following table sets forth certain information concerning compensation earned by or paid to certain persons who we refer to as our “Named Executive Officers” for services provided for the fiscal years ended December 31, 2021 and 2020. Our Named Executive Officers include persons who (i) served as our principal executive officer or acted in a similar capacity during the years ended December 31, 2021 and 2020, (ii) were serving at fiscal year-end as our two most highly compensated executive officers, other than the principal executive officer, whose total compensation exceeded $100,000, and (iii) if applicable, up to two additional individuals for whom disclosure would have been provided as a most highly compensated executive officer, but for the fact that the individual was not serving as an executive officer at fiscal year-end.

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards ($)*		Option Awards ($)*	All Other Compensation ($)		Total ($)
Suren Ajjarapu	2020	$285,694	(1)	1,163	372,062	(4)	$-	8,567		$667,486
Chairman of the Board,	2021	$372,000	(1)	-	-		$-	16,378	(6)	$388,378
Chief Executive Officer, and Director

Prashant Patel	2020	$150,000	(2)	409	-		$-	-		$150,409
Chief Operating Officer,	2021	$150,000	(2)	-			-	-		$150,000
President and Director

Howard A. Doss	2020	$90,000	(3)	426	76,500		$-	-		$166,926
Former Chief Financial Officer(5)	2021	$120,000	(3)	-	-		$-	-		$120,000

Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

*	Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718.
(1)	The amount shown reflects compensation under an at will employment agreement with the Company.
(2)	The amount shown reflects compensation under an at will employment agreement with the Company.
(3)	The amount shown reflects compensation under a consulting agreement with the Company.
(4)	Represents the fair value of 49,020 shares of common stock of the Company which were awarded to Mr. Ajjarapu, as a bonus for fiscal 2020. The shares were awarded under the Company’s 2019 Equity Incentive Plan.
(5)	Effective April 2, 2022, Mr. Doss resigned as Chief Financial Officer and on the same date Janet Huffman was appointed as Chief Financial Officer of the Company.
(6)	Represents the car allowance of $1,000 per month and a disability insurance policy paid for by the Company.

No Named Executive Officer received any Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings for the periods presented.

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Outstanding Equity Awards At Fiscal Year-End

The following table sets forth information as of December 31, 2021 concerning unexercised options, unvested stock and equity incentive plan awards for each of the executive officers named in the Summary Compensation Table.

	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Howard A. Doss Former	1/20/2014	50,000	—		—	6.00	1/1/2024
Chief Financial Officer (2)	4/1/2016	2,500	—		—	6.12	4/1/2026
	4/1/2018	6250	—		—	3.00	4/1/2028
	5/13/2019	1,459	1,042	(1)	—	2.64	5/13/2029

Suren Ajjarapu, Chief Executive Officer	5/13/2019	11,459	5,208	(1)	—	2.64	5/13/2029

Patel Prashant, President and COO	5/13/2019	11,459	5,208	(1)	—	2.64	5/13/2029

(1)	Vesting is 6.25% of the total number of shares each quarter after the vesting commencement date of July 1, 2019.

(2)	Effective April 2, 2022, Mr. Doss resigned as Chief Financial Officer and on the same date Janet Huffman was appointed as Chief Financial Officer of the Company.

There were no stock awards outstanding at year end.

Employment Agreements

Suren Ajjarapu, Chief Executive Officer

Effective on April 14, 2020, we entered into an employment agreement with Mr. Suren Ajjarapu, our Chief Executive Officer, which replaced and superseded his prior employment agreement with the Company.

The agreement, which provides for Mr. Ajjarapu to serve as our Chief Executive Officer, has a term extending through December 31, 2025, provided that the agreement automatically extends for additional one-year terms thereafter in the event neither party provides the other at least 60 days prior notice of their intention not to renew the terms of the agreement. The agreement also requires the Board, subject to certain exceptions, to nominate Mr. Ajjarapu to serve on the Board at each stockholders’ meeting which occurs during the term of the agreement and to serve as the Chairman of the Board.

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Pursuant to the terms of the agreement, Mr. Ajjarapu’s annual compensation package includes (1) a base salary of $360,000 per year ($300,000 for the 2020 fiscal year), subject to annual increases as determined in the sole discretion of the Compensation Committee, and as discussed below (the “Base Salary”), and (2) a performance bonus equal to up to 100% of his Base Salary each year, based on the Company meeting certain performance metrics as determined from time to time by the Compensation Committee and Mr. Ajjarapu (“Performance Metrics”). Additionally, in the event that Mr. Ajjarapu meets at least 70% of the requirements for any annual performance bonus, as determined in the reasonable discretion of the Compensation Committee of the Board (which requirement was met for the 2020 fiscal year, and which salary was automatically increased), Mr. Ajjarapu’s Base Salary is increased by 20%. Mr. Ajjarapu is eligible for the Base Salary increase on an annual basis, with such increases being cumulative. Such increases in Base Salary do not require an amendment to the agreement. Mr. Ajjarapu’s performance bonus metrics include specific company performance goals and objectives, including revenue goals, app downloads, and net operating income milestones, as may be modified or added to from time to time with the mutual approval of Mr. Ajjarapu and the Compensation Committee. The determination of whether the Performance Metrics have been met are determined in the reasonable discretion of the Compensation Committee, no later than 90 days after (a) December 31, 2020, in connection with the 2020 Performance Metrics; and (b) the end of such calendar year for subsequent years. For the year ended December 31, 2020, Mr. Ajjarapu was awarded 49,020 shares of restricted common stock (the “2020 Restricted Stock”), valued at $372,062.00, based on the closing sales price of the Company’s common stock on the effective date of grant, which vested in full. Mr. Ajjarapu may also receive additional bonuses awarded from time to time in the discretion of the Board and/or Compensation Committee and the Board (in cash, options or other forms of equity) or the Compensation Committee may waive or change the performance metrics associated with his performance bonus in their discretion. Mr. Ajjarapu’s compensation under his employment agreement may be increased from time to time, by the Compensation Committee, or the Board of Directors (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement. Mr. Ajjarapu is also paid an automobile allowance of $1,000 per month during the term of the agreement and is eligible to participate in our stock option plan and other benefit plans.

The agreement requires Mr. Ajjarapu to devote at least 75% of his business time and efforts to Company business. The agreement also prohibits Mr. Ajjarapu from competing against us during the term of the agreement and for a period of twelve months after the termination of the agreement in any state and any other geographic area in which we or our subsidiaries provide Restricted Services or Restricted Products, directly or indirectly, during the twelve months preceding the date of the termination of the agreement. “Restricted Services” means the manufacture, distribution, wholesale and sale of Restricted Products, healthcare services and any other services that we or our subsidiaries have provided or are researching, developing, performing and/or providing at any time during the two years immediately preceding the date of termination, or which Mr. Ajjarapu has obtained any trade secret or other confidential information about at any time during the two years immediately preceding the date of termination of the agreement. “Restricted Products” means pharmaceutical drugs and other healthcare products and any other product, that we or our subsidiaries have provided or are researching, developing, manufacturing, distributing, purchasing, selling and/or providing at any time during the two years immediately preceding the date the agreement is terminated, or which Mr. Ajjarapu obtained any trade secret or other confidential information in connection with at any time during the two years immediately preceding the date of termination of the agreement.

We may terminate Mr. Ajjarapu’s employment (a) for “cause” (which is defined to include, a material breach of the agreement by Mr. Ajjarapu, any act of misappropriation of funds or embezzlement by Mr. Ajjarapu, Mr. Ajjarapu committing any act of fraud, or Mr. Ajjarapu being indicted of, or pleading guilty or nolo contendere with respect to, theft, fraud, a crime involving moral turpitude, or a felony under federal or applicable state law); (b) in the event Mr. Ajjarapu suffers a physical or mental disability which renders him unable to perform his duties and obligations for either 90 consecutive days or 180 days in any 12-month period; (c) for any reason without “cause”; or (d) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above. The agreement also automatically terminates upon the death of Mr. Ajjarapu.

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Mr. Ajjarapu may terminate his employment (a) for “good reason” (i.e., (i) if his position or duties are modified to such an extent that his duties are no longer consistent with the position of CEO of the Company, (ii) there has been a material breach by us of a material term of the agreement or Mr. Ajjarapu reasonably believes that we are violating any law which would have a material adverse effect on our operations and such violation continues uncured thirty days after such breach and after notice thereof has been provided to us by Mr. Ajjarapu, (iii) Mr. Ajjarapu’s compensation is reduced without his consent, or we fail to pay to Mr. Ajjarapu any compensation due to him upon five days written notice from Mr. Ajjarapu informing us of such failure, or (iv) if Mr. Ajjarapu is also then serving as a member of the Board and is not re-nominated by the Board to serve as a member of the Board at any annual meeting of stockholders of the Company; provided, however, prior to any such termination by Mr. Ajjarapu for “good reason”, Mr. Ajjarapu must first advise us in writing (within 15 days of the occurrence of such event) and provide us 15 days to cure (5 days in connection with the reduction of Mr. Ajjarapu’s salary or the failure to pay amounts owed to him)); (b) for any reason without “good reason”; and (c) upon expiration of the initial term of the agreement (or any renewal) upon notice as provided above.

In the event that Mr. Ajjarapu’s employment is terminated for any reason (not including, however, a termination by us for “cause” or a termination as a result of Mr. Ajjarapu’s death or disability) during the twelve month period following a Change of Control (a “Change of Control Termination”) or in anticipation of a Change of Control, we are required to pay Mr. Ajjarapu, within 60 days following the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control, a cash severance payment in a lump sum in an amount equal to 3.0 times the sum of his current base salary and the amount of the last bonus payable to Mr. Ajjarapu (the “Change of Control Payment”), which amount is due within 60 days of the later of (i) the date of such Change of Control Termination; and (ii) the date of such Change of Control. If Mr. Ajjarapu’s employment terminates due to a Change of Control Termination within six (6) months prior to a Change of Control, it will be deemed to be “in anticipation of a Change of Control” for all purposes. In addition, in the event of a Change of Control, all of Mr. Ajjarapu’s equity-based compensation immediately vests to Mr. Ajjarapu and any outstanding stock options held by Mr. Ajjarapu can be exercised by Mr. Ajjarapu until the earlier of (A) one (1) year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances, provided that if Mr. Ajjarapu’s employment ends in anticipation of a Change of Control and such equity-based compensation awards or stock options have previously expired pursuant to their terms, the Company is required to pay Mr. Ajjarapu a lump sum payment, payable on the same date as the Change of Control Payment, equal to the Black Scholes value of the expired and unexercised equity compensation awards and stock options held by Mr. Ajjarapu on the date of termination, based on the value of such awards had they been exercisable through the end of their stated term and had not previously expired. “Change of Control” for the purposes of the agreement means: (a) any person obtaining beneficial ownership representing more than 50% of the total voting power represented by our then outstanding voting securities without the approval of not fewer than two-thirds of our Board of Directors; (b) a merger or consolidation of us whether or not approved by our Board of Directors, other than a merger or consolidation that would result in our voting securities immediately prior thereto continuing to represent at least 50% of the total voting power outstanding immediately after such merger or consolidation, (c) our stockholders approving a plan of complete liquidation or an agreement for the sale or disposition by us of all or substantially all of our assets, or (d) as a result of the election of members to our Board of Directors, a majority of the Board of Directors consists of persons who are not members of the Board of Directors on April 14, 2020, except in the event that such slate of directors is proposed by a committee of the Board or the Board; provided that if the definition of “Change of Control” in our Stock Incentive Plans or Equity Compensation Plans is more favorable than the definition above, then such definition shall be controlling.

If Mr. Ajjarapu’s employment is terminated pursuant to his death, disability, the end of the initial term (or any renewal term), without “good reason” by Mr. Ajjarapu, or by us for “cause”, Mr. Ajjarapu is entitled to all salary accrued through the termination date and no other benefits other than as required under the terms of employee benefit plans in which Mr. Ajjarapu was participating as of the termination date. Additionally, any unvested stock options or equity compensation held by Mr. Ajjarapu immediately terminate and are forfeited (unless otherwise provided in the applicable award) and any previously vested stock options (or if applicable equity compensation) are subject to the terms and conditions set forth in the applicable Stock Incentive Plan or Equity Compensation Plan, or award agreement, as such may describe the rights and obligations upon termination of employment of Mr. Ajjarapu.

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If Mr. Ajjarapu’s employment is terminated by Mr. Ajjarapu for “good reason”, or by us without “cause”, Mr. Ajjarapu is entitled to continue to receive the salary due pursuant to the terms of the agreement at the rate in effect upon the termination date for eighteen (18) months, plus the pro rata amount of any discretionary bonus and performance bonus he would have been due for the following eighteen (18) months (with any metrics being extrapolated based on the last four (4) full prior quarters of the Company’s operations prior to termination). Additionally, unvested benefits (whether equity or cash benefits and bonuses) will vest immediately upon such termination and any outstanding stock options previously granted to Mr. Ajjarapu will vest immediately upon such termination and will be exercisable until the earlier of (A) one year from the date of termination and (B) the latest date upon which such stock options would have expired by their original terms under any circumstances. Mr. Ajjarapu is also to receive, if he elects, continued health insurance under COBRA, paid for by the Company, for eighteen (18) months following the termination date (subject to certain rights which reduce such obligation if Mr. Ajjarapu is covered by health insurance with a substantially similar level of insurance as prior to the termination).

The agreement contains standard assignment of inventions, indemnification and confidentiality provisions. Further, Mr. Ajjarapu is subject to non-solicitation covenants during the term of the agreement.

Although Mr. Ajjarapu will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends pursuant to the agreement.

Prashant Patel, President

In 2016, the Company entered into an at-will employment agreement with Mr. Prashant Patel, our President, with an annual salary of $125,000 and a possible $50,000 performance bonus payable at the discretion of the Board of Directors or Compensation Committee. In January 2017, Mr. Patel suspended his executive salary through June 30, 2017, a period of six months. Mr. Patel resumed his salary on July 1, 2017. In January 2018, Mr. Patel’s salary was amended to $150,000 per annum. The annual bonus payable to Mr. Patel is based upon his performance and the Company’s attainment of objectives established by the Board of Directors or Compensation Committee of the Board and is payable at the discretion of the Board of Directors or Compensation Committee . With respect to any subjective milestones, the determination of whether executive has attained the mutually agreed upon milestones for the bonus shall be reasonably determined by the Board or the Compensation Committee. Mr. Patel is further able to receive bonuses from time to time in the discretion of the Board and/or the Compensation Committee in cash, options or other forms of equity. Mr. Patel’s compensation under his employment agreement may be increased from time to time, by the Compensation Committee, or the Board of Directors (with the recommendation of the Compensation Committee), which increases do not require the entry into an amended employment agreement.

Howard A. Doss Employment Agreement (now terminated)

On June 19, 2020, the Company, entered into an Executive Employment Agreement with Howard A. Doss, the Company’s Chief Financial Officer (principal financial/accounting officer). Pursuant to the agreement, Mr. Doss agreed to continue to provide services to the Company as the Company’s Chief Financial Officer. The agreement provided for Mr. Doss’s employment to be ‘at will’ and allowed either party to terminate the agreement at any time, for any reason, with thirty (30) days prior written notice to the non-terminating party. Mr. Doss was paid $120,000 per year pursuant to the terms of the agreement and was eligible for discretionary bonuses as approved by the Board of Directors or Compensation Committee of the Board of Directors from time to time, including an annual discretionary bonus, to be determined within 90 days after fiscal year end, based upon Mr. Doss’s performance and the Company’s attainment of objectives established from time to time by the Board of Directors or a Compensation Committee of the Board of Directors, in the sole and absolute discretion of the committee/board. The agreement included a 12-month non-compete prohibition (applicable to parties competing against the Company, including, without limitation, in the pharmaceutical industry, and covering the entire United States) and a 12-month non-solicitation prohibition, each following the termination of Mr. Doss’s employment, subject to customary exceptions. Further, Mr. Doss is subject to non-solicitation covenants during the term of the agreement. The agreement also contained standard assignment of inventions and confidentiality provisions.

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Although Mr. Doss will be prohibited from competing with us while he is employed with us, he will only be prohibited from competing for twelve months after his employment with us ends, pursuant to the agreement.

On March 30, 2022 Mr. Doss provided to the board of directors his letter of resignation effective April, 2, 2022. Effective April 2, 2022, Mr. Doss’s Executive Employment Agreement was terminated as a result of his resignation.

Janet Huffman Offer Letter

On February 3, 2022, the Company, through its wholly-owned subsidiary, Trxade, Inc., entered into an offer letter with Ms. Janet Huffman, who was appointed as Chief Financial Officer effective April 2, 2022 (the “Offer Letter”), pursuant to which she agreed to become employed as the Director of Finance of Trxade, Inc. The Offer Letter provides for Ms. Huffman to be paid an annual salary of $175,000 per year, increasing to $225,000 in the event that she transitioned to the role of CFO (which transition is effective April 2, 2022). The Offer Letter also provides that she is eligible for yearly discretionary bonuses in cash, stock or equity, in an amount determined in the discretion of the Board of Directors, and may also be eligible for performance bonuses based on Ms. Huffman’s individual performance, without any specific criteria or metrics. If Ms. Huffman leaves Trxade, Inc. within 12 months of the date of employment, Trxade, Inc. agreed to pay her up to $3,000 in COBRA assistance and Trxade, Inc. agreed to pay her up to $10,000 of relocation expenses, which are repayable to Trxade, Inc. if she leaves on her own within 12 months of the date of engagement. Ms. Huffman is eligible to participate in all of Trxade, Inc.’s health, dental, vision and insurance plans, upon completion of 60 days of service. Ms. Huffman also signed the Company’s standard non-compete and confidentiality agreement, providing for a two year non-solicitation and non-compete obligation (prohibiting competition in connection with any business or enterprise that is similar to Trxade, Inc.’s and located or operated in the U.S. or any other country in which Trxade, Inc. does business prior to such termination) following the termination of her employment with Trxade, Inc., and customary confidentiality obligations, and Trxade, Inc.’s standard mutual nondisclosure agreement, in connection with her engagement.

Separate from the Offer Letter, Ms. Huffman is eligible to receive discretionary bonuses, in cash, stock or other equity compensation, from time to time, in the discretion of the Board of Directors or Compensation Committee of the Company. Additionally, her salary may also be increased from time to time, with or without amending her Offer Letter, by the Board of Directors or Compensation Committee of the Company.

DIRECTORS COMPENSATION

Summary Independent Director Compensation Table

The following table provides information regarding all compensation awarded to, earned by or paid to each person who served as a non-executive director of the Company for some portion or all of 2021. Other than as set forth in the table and described more fully below, the Company did not pay any fees, make any equity or non-equity awards, or pay any other compensation, to its non-employee directors. All compensation paid to its employee directors is set forth in the tables summarizing executive officer compensation above.

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Name	Fees Earned or paid in cash	Stock Awards(2)	Option Awards (1)	All Other Compensation	Total

Donald G. Fell	$41,250	55,000	-	-	$96,250
Charles L. Pope	$18,333	41,250	-	-	$59,583
Christine L. Jennings	$11,667	41,250	-	-	$52,917
Michael L Peterson (1)	$41,250	55,000	-	-	$96,250
Dr. Pamela Tenaerts (1)	$26,250	55,000	-	-	$81,250

The table above does not include the amount of any expense reimbursements paid to the above directors. No directors received any Stock Awards, Non-Equity Incentive Plan Compensation, Change in Pension Value and Nonqualified Deferred Compensation Earnings during the period presented. Does not include perquisites and other personal benefits, or property, unless the aggregate amount of such compensation is more than $10,000.

(1) Former directors who were not re-nominated as directors at the Company’s 2021 Annual Meeting and whose service to the Board terminated effective May 27, 2021.

(2) Amounts in this column represent the aggregate grant date fair value of awards computed in accordance with Financial Accounting Standards Board Accounting Standard Codification Topic 718.

(3) No directors held any unvested stock awards, nor any options (whether vested, unvested, earned or unearned), as of December 31, 2021.

Independent Director Compensation Policy

Each independent member of the Board of Directors is to receive an annual grant of restricted common stock of the Company equal to $55,000 in value, on April 1st of each year   (provided that awards for 2022 have not been approved by the Board of Directors as of the date of this Proxy Statement), and valued on such same date, based on the closing sales price on such date (or the first business day thereafter), which restricted stock awards will vest at the rate of 1/4th of such awards over the following four calendar quarters, subject to such directors continued service to the Company.

In connection with and pursuant to the compensation plan, on March 31, 2021, the two independent members of the Board of Directors (Charles L. Pope, and Christine L. Jennings), were each awarded 10,912 shares of restricted stock, valued at $41,250 ($3.78 per share) and one independent member of the Board of Directors (Fell) was awarded 10,721 shares of restricted stock, valued at $55,000 (5.13 per share) based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant of such shares, which vest at the rate of 1/4th of such shares on July 1 and October 1, 2021 and January 1 and April 1, 2022 , subject to such persons continuing to provide services to the Company on such dates, subject to the terms of the Plan and the Restricted Stock Grant Agreements entered into to evidence such awards.

The Company has also entered into an indemnification agreement with each member of the Board of Directors of the Company.

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EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 31, 2021 with respect to securities that may be issued under our equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	78,301	$5.23	1,624,943
Equity compensation plans not approved by security holders	332,663	4.45	-
Total	410,964	$4.78	1,624,943

The equity compensation plans approved by the Company’s security holders are the 2014 Equity Incentive Plan (“2014 Stock Plan”) of TRxADE HEALTH, Inc., Delaware corporation, the 2013 Equity Incentive Plan of TRxADE HEALTH, Inc., a Nevada corporation and predecessor in interest to TRxADE HEALTH, Inc., a Delaware corporation and the Second Amended and Restated 2019 Equity Incentive Plan of the Company.

2014 Equity Incentive Plan

A summary description of the 2014 Stock Plan is below.

Administration. The 2014 Stock Plan is administered by the Company’s Board of Directors and the Compensation Committee of the Board.

Term. The 2014 Stock Plan shall continue in effect for a period of 10 years from its date of adoption. In general, the term of each option granted shall be no more than ten 10 years from the date of grant, though in certain instances such term may be shorter.

Eligibility. Employees and service providers of the Company and its subsidiaries and non-employee directors of the Company are eligible to receive awards under the 2014 Stock Plan. Awards under the 2014 Stock Plan may include grants of options, stock appreciation rights, restricted stock, restricted stock units, performance units and performance shares, and awards intended to qualify as performance-based compensation under Section 162(m) of the Internal Revenue Code. Eligibility for any particular award is determined by the Administrator (as defined in the 2014 Stock Plan) and, in the case of certain awards such as incentive stock options, eligibility for receipt of such awards may be limited by the Internal Revenue Code.

Plan Limit. The 2014 Stock Plan had no remaining shares reserved for issuance as of the date of this Proxy Statement.

Second Amended and Restated 2019 Equity Incentive Plan

On May 27, 2021, the stockholders of the Company approved and ratified the Company’s Second Amended and Restated 2019 Equity Incentive Plan (the “2019 Plan”). The 2019 Plan provides an opportunity for any employee, officer, director or consultant of the Company, subject to any limitations provided by federal or state securities laws, to receive (i) incentive stock options (to eligible employees only); (ii) nonqualified stock options; (iii) restricted stock; (iv) stock awards; (v) shares in performance of services; or (vi) any combination of the foregoing. In making such determinations, the Board of Directors (or the Compensation Committee) may take into account the nature of the services rendered by such person, his or her present and potential future contribution to the Company’s success, and such other factors as the Board of Directors (or the Compensation Committee) in its discretion shall deem relevant. Incentive stock options granted under the 2019 Plan are intended to qualify as “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”). Nonqualified (non-statutory stock options) granted under the 2019 Plan are not intended to qualify as incentive stock options under the Code.

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The 2019 Plan is intended to secure for the Company the benefits arising from ownership of the Company’s common stock by the employees, officers, directors and consultants of the Company, all of whom are and will be responsible for the Company’s future growth. The 2019 Plan is designed to help attract and retain for the Company, qualified personnel for positions of exceptional responsibility, to reward employees, officers, directors, and consultants for their services to the Company and to motivate such individuals through added incentives to further contribute to the success of the Company.

Subject to adjustment in connection with the payment of a stock dividend, a stock split or subdivision or combination of the shares of common stock, or a reorganization or reclassification of the Company’s common stock, the maximum aggregate number of shares of common stock which may be issued pursuant to awards under the 2019 Plan is (i) two million (2,000,00) shares of common stock, and (ii) an annual increase on April 1st of each calendar year, beginning in 2021 (provided that no increase was approved in 2021 or 2022) and ending in 2029 (each a “Date of Determination”), in each case subject to the approval and determination of the Administrator on or prior to the applicable Date of Determination, equal to the lesser of (A) ten percent (10%) of the total shares of Common Stock of the Company outstanding on the last day of the immediately preceding fiscal year and (B) such smaller number of shares as determined by the Administrator (the “Share Limit”), also known as an “evergreen” provision. Such shares of common stock shall be made available from the authorized and unissued shares of the Company. Notwithstanding the above, no more than 25 million shares of shares of common stock may be issuable upon exercise of incentive stock options granted under the plan. As of the date of this Proxy Statement, a total of 1,624,943 shares of common stock remain available for awards under the 2019 Plan.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Except as discussed below or otherwise disclosed above under “Executive Compensation” and “Directors Compensation”, beginning on pages 17 and 23, respectively, there have been no transactions over the last two fiscal years, and there is not currently any proposed transaction, in which the Company was or is to be a participant, where the amount involved exceeds the lesser of (a) $120,000 or (b) one percent of the Company’s total assets at year-end for the last two completed fiscal years, and in which any officer, director, or any stockholder owning greater than five percent (5%) of our outstanding voting shares, nor any member of the above referenced individual’s immediate family, had or will have a direct or indirect material interest.

Transactions with Related Persons.

In October 2018, in connection with the acquisition of Community Specialty Pharmacy, LLC, a $300,000 promissory note was issued to Nikul Panchal, a non-executive officer of the Company, accruing simple interest at the rate of 10% per annum, payable annually, and having a maturity date on October 15, 2021. In October 2019, $75,000 of the note was converted into 25,000 common shares at $3.00 per share, leaving $225,000 of principal owed under the promissory note. There was a loss recognized on this conversion of $76,500. In September 2021, the promissory note was paid in full.

On April 14, 2020, the Board and the Compensation Committee of the Board approved the award to Suren Ajjarapu, the Company’s Chief Executive Officer and Prashant Patel, the Company’s President, of bonuses for calendar 2019, in order to reward such officers for the accomplishments of the Company in 2019. Specifically, the Committee and the Board awarded Mr. Ajjarapu a bonus equal to 1% of the Company’s outstanding shares, equal to 74,484 shares of common stock, and Mr. Patel a bonus equal to 50,000 shares of common stock (valued at $455,842 and $306,000, respectively, based on the $6.12 per share value of the closing price of the Company’s common stock on the effective date of grant). The awards were made under and pursuant to the 2019 Plan. The shares vested to Mr. Ajjarapu and Mr. Patel immediately.

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Also on April 14, 2020, the Compensation Committee approved the award of 12,500 shares of restricted common stock to Howard A. Doss, our then Chief Financial Officer, in consideration for services to be rendered through 2021. The shares of restricted stock vested at the rate of 1/4th of such shares on July 1 and October 1, 2020 and January 1 and April 1, 2021. The shares were valued at $6.12 per share (or $76,500 in aggregate), based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant of such shares.

On April 14, 2020, in connection with the entry into an Executive Employment Agreement with Mr. Ajjarapu on the same date, the Company issued Mr. Ajjarapu 49,020 shares of restricted common stock, which vested in the event the Company met certain performance metrics for 2020, which shares have vested in full. The shares were valued at $6.12 per share (or $300,002 in aggregate), based on the closing sales price of the Company’s common stock on the Nasdaq Capital Market on the effective date of the grant of such shares .

We entered into a lease for our current corporate office space at 2420 Brunello Trace, Lutz, Florida 33558 on November 8, 2021. The lease has a five-year term, beginning January 1, 2022, and ending December 31, 2026. Our office space occupies approximately 9,850 square feet. Our rental cost under the agreement during the term of the lease, is as follows: (a) January 1, 2022 to December 31, 2022, $18,469; (b) January 1, 2023 to December 31, 2023 $19,023; (c) January 1, 2024 to December 31, 2024, $19,594; (d) January 1, 2025 to December 31, 2025, $20,181; and (e) January 1, 2026 to December 31, 2026, $20,787. The Company’s obligations under the lease are guaranteed by Suren Ajjarapu, the Company’s Chief Executive Officer and Chairman but has not been formally documented to date. The Company further agreed to indemnify and hold Mr. Ajjarapu harmless against any liability he may have in connection with such guaranty.

Review and Approval of Related Party Transactions

Our Audit Committee (which is made up of all independent directors) is tasked with reviewing and approving related party transactions. In reviewing such transactions, the committee will analyze the following factors, in addition to any other factors the committee deems appropriate, in determining whether to approve a related party transaction:

(1)	fairness of the terms for the Company (including fairness from a financial point of view);

(2)	materiality of the transaction;

(3)	bids / terms for such transaction from unrelated parties;

(4)	structure of the transaction;

(5)	the policies, rules and regulations of the U.S. federal and state securities laws;

(6)	the policies of the committee; and

(7)	interests of each related party in the transaction.

The committee will only approve a related party transaction if the committee determines that the terms of the related party transaction are beneficial and fair (including fair from a financial point of view) to the Company and are lawful under the laws of the United States. In the event multiple members of the committee are deemed a related party, the related party transaction will be considered by the disinterested members of the Board of Directors in place of the committee.

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The committee is prohibited from approving or ratifying any related party transaction whereby the Company directly or indirectly, including through any subsidiary, extends or maintains credit, arranges for the extension of credit, or renews an extension of credit, in the form of a personal loan to or for any director or executive officer (or equivalent thereof) of the Company.

In addition, our Code of Ethics (described above under “Code of Ethics”), which is applicable to all of our employees, officers and directors, requires that all employees, officers and directors avoid any conflict, or the appearance of a conflict, between an individual’s personal interests and our interests.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires our directors and officers, and persons who beneficially own more than 10% of a registered class of the Registrant’s equity securities, to file reports of beneficial ownership and changes in beneficial ownership of our securities with the SEC on Forms 3, 4 and 5. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the Section 16(a) filings that have been furnished to us, we believe that all filings required to be made under Section 16(a) during the fiscal year ended December 31, 2021 were timely made, except that Donald G. Fell, our director, failed to timely file one Form 4, and as a result 11 transactions were not timely reported on Form 4; Michael L. Peterson, our former director, failed to timely file one Form 4, and as a result, one transaction was not timely reported on Form 4; Dr. Pamela Tenaerts, our former director, failed to timely file one Form 4, and as a result, one transaction was not timely reported on Form 4; Charles L. Pope, our director, failed to timely file one Form 4, and as a result, one transaction was not timely reported on Form 4; and Christine L. Jennings, our director, failed to timely file one Form 4, and as a result, one transaction was not timely reported on Form 4.

Pursuant to SEC rules, we are not required to disclose in this filing any failure to timely file a Section 16(a) report that has been disclosed by us in a prior annual report or proxy statement

PROPOSAL 1 -ELECTION OF DIRECTORS

At the Annual Meeting, five directors are to be elected to hold office until the 2023 annual meeting of stockholders and until their respective successors are duly elected and qualified. The Nominating and Corporate Governance Committee has recommended, and the Board of Directors has selected, the following nominees for election: Suren Ajjarapu, Prashant Patel, Donald G. Fell, Charles L. Pope and Christine L. Jennings, all of whom are currently directors of our company. If any nominee for any reason is unable to serve or for good cause will not serve, the proxies may be voted for such substitute nominee as the proxy holder may determine. The Company is not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each of our directors possesses high standards of personal and professional ethics, character, integrity and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills and background and a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each of our directors is willing to devote sufficient time to carrying out his or her duties and responsibilities effectively and is committed to serving the Company and our stockholders. Set forth below is a brief description of the specific experiences, qualifications and skills attributable to each of our directors that led the Board, as of the date of this proxy statement, to its conclusion that such director should serve as a director of the Company. Director nominee ages set forth below are as of April 13, 2022.

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THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED BELOW.

Name	Position	Age	Director Since
Suren Ajjarapu	Chairman, Chief Executive Officer and Secretary	51	January 2014
Prashant Patel	Director, President and Chief Operating Officer	47	January 2014
Donald G. Fell	Director	75	January 2014
Charles L. Pope	Director	70	May 2021
Christine L. Jennings	Director	76	May 2021

Suren Ajjarapu, Chairman of the Board, Chief Executive Officer and Secretary.

Mr. Ajjarapu has served as Chairman of the Board, Chief Executive Officer and Secretary since our acquisition of Trxade Group, Inc., a Nevada corporation (“Trxade Nevada”) (our predecessor company) on January 8, 2014, and as the Chairman of the Board, Chief Executive Officer and Secretary of Trxade Nevada since its inception. Since March 2021, Mr. Ajjarapu has served on the Board of Directors of Oceantech Acquisition I Corp, a Special Purpose Acquisition Company (SPAC)(NASDAQ:OTECU). Since June 2021, Mr. Ajjarapu has served on the Board of Directors of, and as Chief Executive Officer and Chairman of Aesther Healthcare Acquisition Corp., a Special Purpose Acquisition Company (SPAC)(NASDAQ:AEHA). Mr. Ajjarapu has served on Board of Directors of Kano Energy, Inc which is involved in developing renewable natural gas sites in USA since 2018. Mr. Ajjarapu has also served as Chairman of the Board of Directors of Feeder Creek Group, Inc., since March 2018. Feeder Creek Group, Inc. is a company involved in developing renewable natural gas sites in Iowa. Mr. Ajjarapu was a Founder, CEO and Chairman of Sansur Renewable Energy, Inc., a company involved in developing wind power sites in the Midwest, United States, from 2009 to 2012. Mr. Ajjarapu was a Founder, President and Director of Aemetis, Inc., a biofuels company (AMTX.OB) and a Founder, Chairman and Chief Executive Officer of International Biofuels, a subsidiary of Aemetis, Inc., from 2006 to 2009. Mr. Ajjarapu was Co-Founder, COO, and Director Global Information Technology, Inc., an IT outsourcing and systems design company, headquartered in Tampa, Florida with major operations in India from 1995 to 2006. Mr. Ajjarapu holds an MS in Environmental engineering from South Dakota State University, Brookings, South Dakota, and an MBA from the University of South Florida, specializing in International Finance and Management. Mr. Ajjarapu is also a graduate of the Venture Capital and Private Equity program at Harvard University.

Director Qualifications:

Our Board of Directors believes that Mr. Ajjarapu’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

Prashant Patel, Director, President and Chief Operating Officer

Mr. Patel has served as our full-time President and COO, and as a director, since our acquisition of TRxADE Nevada on January 8, 2014. Mr. Patel is a registered pharmacist and pharmaceutical consultant with over twenty years of experience in retail pharmacy and pharmaceutical logistics, and the founder of several pharmacies in the Tampa Bay, Florida area. Mr. Patel has been President and Member of Board of Trxade Nevada since August 2010. Since October 2008, Mr. Patel has been Managing Member of APAA LLC, a pharmacy and CEO of Pharmaceutical Returns Of America LLC, a pharmaceutical reverse distributor. Mr. Patel graduated from Nottingham University School of Pharmacy and practiced in the United Kingdom before obtaining his masters in Transport, Trade and Finance from Cass Business School, City University, United Kingdom.

Director Qualifications:

Our Board of Directors believes that Mr. Patel’s history with our company, from both an operational standpoint and that of a member of management, are vital to the Board’s collective knowledge of our day-to-day operations.

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Donald G. Fell, Director

Mr. Fell has served as an independent director of our company since January 2014. He is presently Professor and Institute Director for the Davis, California-based Foundation for Teaching Economics and adjunct professor of economics for the University of Colorado, Colorado, Springs. From 1995 – 2012, Mr. Fell held positions with the University of South Florida as a member of the Executive MBA faculty, Director of Executive and Professional Education and Senior Fellow of the Public Policy Institute. He has also served as visiting professor of economics at the University of LaRochelle, France, and as adjunct professor of economics at both Illinois State University and The Ohio State University. Mr. Fell holds undergraduate and graduate degrees in economics from Indiana State University and is all but dissertation (ABD) in economics from Illinois State University. Through his work with the Foundation for Teaching Economics and the University of Colorado, Colorado Springs he has conducted graduate institutes on economic policy and environmental economics in 44 states, throughout Canada, the Islands and Eastern Europe.

Director Qualifications:

Our Board of Director’s believes that Mr. Fell’s extensive experience in the field of economics and business will provide us with valuable insight as we seek to execute our business strategy.

Charles Pope, Director

Mr. Pope has served as an independent director of the company since April 2021. Mr. Pope has served as a director and Chair of the Audit Committee of Oragenics Inc. (NYSE AMERICAN:OGEN), since 2010 and served as the Chief Financial Officer of Palm Bancorp, Inc. from June 2009 to June 2012. From September 2007 through June 2009, Mr. Pope served as the Chief Financial Officer of Aerosonic Inc., a manufacturer of aviation products. Mr. Pope served as the Chief Financial Officer of Reptron Inc., a manufacturer of electronic products, from March 2005 through June 2007. From March 2002 to March 2005, Mr. Pope served as Chief Financial Officer of SRI/Surgical Express, Inc. From February 2001 to March 2002, Mr. Pope served as Chief Financial Officer of Innovaro, Inc. (formerly UTEK Corporation, a NYSE public company. Mr. Pope served as a director of Innovaro, Inc. from March 2010 to August 2012. Mr. Pope also served as a Director of Inuvo, Inc. from July 2008 through July 2018. Prior to this time, Mr. Pope served as a Senior Partner in the Audit and Financial Advisory Consulting Divisions of PricewaterhouseCoopers LLP, and he was also a Partner in the Accounting and SEC Directorate in PricewaterhouseCoopers LLP’s New York City office. Mr. Pope was Partner in charge of Financial Litigation Services for the Southeast and Southwest US. Mr. Pope holds a B.S. degree in Economics and Accounting from Auburn University and is a Certified Public Accountant in Florida.

Director Qualifications:

Our Board of Directors believes that Mr. Pope’s three decades of experience in the finance and accounting fields and experience serving as a Director of public companies and Chair of the Audit Committee make Mr. Pope a significant addition to the Board.

Christine L. Jennings, Director

Ms. Jennings has served as an independent director of the company since April 2021. Ms. Jennings has had a career in the financial as well as the non-profit sector. Since January 2018, Ms. Jennings has served on the New College Foundation Board serving as Second Vice Chair and since 2015, Ms. Jennings has served as a Board member of Canandaigua National Trust Co of Florida. From 2009 to 2014, Ms. Jennings served as CEO of the Westcoast Black Theatre Troupe in Sarasota, taking it from a struggling organization to a financially striving organization. She was the founder, CEO, president and Chairman of the Board of Sarasota Bank in Sarasota, Florida from 1990 until the bank was sold in 2003. Prior experience included executive banking positions with Liberty National Bank (Bradenton, FL) and the Bank of America (Sarasota/Tampa). Additional leadership roles of Ms. Jennings include serving as the President or Chair of the Board of the John & Mable Ringling Museum, Sarasota Film Festival, Sarasota Ballet and a Director of the Florida Bankers Association.

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Ms. Jennings educational background includes attending college at Franklin University (Columbus, OH), and Eastern Kentucky University (Richmond, KY).

Director Qualifications:

Our Board of Directors believes that Ms. Jennings extensive experience in the financial community is valuable to the Board.

What Vote is Required to Elect the Director Nominees

A plurality of the votes cast in person or by proxy by the holders of our common stock entitled to vote at the Annual Meeting are required to elect each director. A plurality of the votes cast means (1) the director nominee with the most votes for a particular seat is elected for that seat; and (2) votes cast shall include votes to “withhold authority” (shown as “AGAINST” on the enclosed form of proxy) and exclude abstentions with respect to that director’s election. Therefore, abstentions and broker non-votes (which occur if a broker or other nominee does not have discretionary authority and has not received instructions with respect to a particular director nominee within ten days of the Annual Meeting) will not be counted in determining the number of votes cast with respect to that director’s election.

Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the election of the nominees named herein. Should any nominee become unavailable for election, discretionary authority is conferred to the persons named as agents and proxies in the enclosed form of proxy to vote for a substitute.

Pursuant to the power provided to the Board of Directors in our Bylaws, the Board has set the number of directors that shall constitute the Board at five. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy, and stockholders may not cumulate their votes in the election of directors.

THE BOARD OF DIRECTORS RECOMMENDS

VOTING “FOR” EACH OF THE NOMINEES LISTED ABOVE.

PROPOSAL 2 - RATIFICATION OF APPOINTMENT OF AUDITORS

The Board of Directors has selected MaloneBailey, LLP (“MaloneBailey”), as the Company’s independent auditors for the fiscal year ended December 31, 2022, and recommends that the stockholders vote to ratify such appointment. MaloneBailey previously served as the Company’s independent auditors for each of the fiscal years ended December 31, 2019 through 2021.

The Company does not anticipate a representative from MaloneBailey to be present at the annual stockholders meeting. In the event that a representative of MaloneBailey is present at the Annual Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and the Company will allow such representative to be available to respond to appropriate questions.

Audit Fees

The following tables show the fees that were billed for the audit and other services provided by MaloneBailey, LLP for the years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees	$81,500	$71,000
All Other Fees	24,500	42,000
Total	$106,000	$113,000

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It is the policy of our Board of Directors that all services to be provided by our independent registered public accounting firm, including audit services and permitted audit-related and non-audit services, must be pre-approved by our Audit Committee. Our Audit Committee (or the Board of Directors prior to the formation of the Audit Committee) pre-approved all services, audit and non-audit related, provided to us by MaloneBailey for 2021 and 2020.

In order to assure continuing auditor independence, the Audit Committee periodically considers the independent auditor’s qualifications, performance and independence and whether there should be a regular rotation of our independent external audit firm. We believe the continued retention of MaloneBailey to serve as the Company’s independent auditor is in the best interests of the Company and its stockholders, and we are asking our stockholders to ratify the appointment of MaloneBailey as the Company’s independent auditor for the year ended December 31, 2022. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of MaloneBailey as our independent registered public accounting firm.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this appointment. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of the appointment of MaloneBailey.

The Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, the Audit Committee may reconsider this appointment. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

PROPOSAL 3 - NON-BINDING ADVISORY VOTE ON EXECUTIVE COMPENSATION

As an emerging growth company, we are not required to hold stockholder votes on the approval of executive compensation or the frequency of stockholder advisory votes. Notwithstanding that, the Board of Directors believes that it is important for our stockholders to have a say in our executive compensation, and as such, we are including in this proxy statement a separate proposal, which gives our stockholders the opportunity to approve or not approve the compensation of our Named Executive Officers (as disclosed in this proxy statement) by voting for or against the resolution below (commonly referred to as “Say-on-Pay”). While our Board and Compensation Committee intend to carefully consider the stockholder vote resulting from the proposal, the final vote will not be binding on us and is advisory in nature.

In considering their vote, stockholders are encouraged to review with care the information regarding our executive compensation program as discussed under “Executive Compensation” and the accompanying compensation tables and narratives.

Our Compensation Committee, which is comprised of independent directors, oversees all aspects of our executive compensation program, annually reviews each component of our executive compensation program and seeks to ensure that the compensation program for our executive officers is aligned with the interests of our stockholders. Our executive compensation program is also designed to attract, motivate and retain a highly qualified executive management team and to appropriately reward our executive officers for their contribution to the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

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We believe that our executive compensation program (1) has played a significant role in our ability to attract, motivate and retain a highly qualified executive team to manage our company, and (2) is structured in the best manner possible to support the achievement of our short-term and long-term business goals and the creation and enhancement of stockholder value.

The Board endorses our executive compensation program and recommends that our stockholders vote in favor of the following resolution:

“RESOLVED, that the compensation paid to the Company’s Named Executive Officers as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of stockholders under the caption Executive Compensation, pursuant to Item 402(m) through (q) of Regulation S-K, including the compensation table and the other related tables and narrative disclosure, be, and hereby is, APPROVED.”

The Company’s policy is to provide stockholders with an opportunity to approve the compensation of the named executive officers every three years at the annual meeting of stockholders.

Ratification of this appointment shall be effective upon the affirmative vote of a majority of the votes cast on such proposal provided that a quorum exists at the Annual Meeting. Abstentions with respect to the ratification of this appointment will have the effect of a vote against ratification of this proposal. Properly executed proxies will be voted at the Annual Meeting in accordance with the instructions specified on the proxy; if no such instructions are given, the persons named as agents and proxies in the enclosed form of proxy will vote such proxy “FOR” the ratification of this proposal.

As noted above, the vote solicited by this proposal is advisory in nature and its outcome will not be binding on the Board or the Compensation Committee, nor will the outcome of the vote require the Board or the Compensation Committee to take any action. Moreover, the outcome of the vote will not be construed as overruling any decision of the Board or the Compensation Committee, or creating or implying any additional fiduciary duty of the Board or the Compensation Committee. However, the Board and the Compensation Committee will carefully consider the outcome of the vote when considering future executive compensation arrangements.

THE BOARD OF DIRECTORS RECOMMENDS VOTING “FOR” THIS PROPOSAL.

STOCKHOLDER PROPOSALS FOR 2023 ANNUAL MEETING

Proxy Statement Proposals

Pursuant to Rule 14a-8 under the Exchange Act, if a stockholder wants to submit a proposal for inclusion in our proxy materials for the 2023 annual meeting of stockholders, it must be received by our Secretary by no later than December 22, 2023, unless the date of the 2023 annual meeting of stockholders is more than 30 days before or after June 2, 2023, in which case the proposal must be received at least ten (10) days before we begin to print and mail our proxy materials. In order to avoid controversy, stockholders should submit proposals by means, including electronic means, which permit them to prove the date of delivery.

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Other Proposals and Nominations

For any proposal or director nomination that is not submitted for inclusion in next year’s proxy statement pursuant to the process set forth above, but is instead sought to be presented directly at the 2023 annual meeting of stockholders, stockholders are advised to review our Amended and Restated Bylaws as they contain requirements with respect to advance notice of stockholder proposals and director nominations. To be timely, the notice must be received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date of the prior year’s annual meeting of stockholders. Accordingly, any such stockholder proposal or director nomination must be received between February 2, 2023 and the close of business on March 4, 2023 for the 2023 annual meeting of stockholders. In the event that the 2023 annual meeting of stockholders is convened more than 30 days prior to or delayed by more than 60 days after June 2, 2023, notice by the stockholder, to be timely, must be received no earlier than the 120th day prior to the 2023 annual meeting of stockholders and no later than the tenth day following the day on which we publicly announce the date of the 2023 annual meeting of stockholders. All proposals should be sent to our principal executive offices at 2420 Brunello Trace, Lutz, Florida 33558, Attention: Corporate Secretary. These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in the proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice bylaw provisions, subject to applicable rules of the SEC.

Copies of our Amended and Restated Bylaws are filed as, or incorporated by reference as, an exhibit to our Annual Reports on Form 10-K, which are available at www.sec.gov available by request to the Secretary at 2420 Brunello Trace, Lutz, Florida 33558.

ANNUAL REPORT

Copies of our Annual Report on Form 10-K (including our audited financial statements) filed with the SEC may be obtained without charge by writing to TRxADE HEALTH, INC., 2420 Brunello Trace, Lutz, Florida 33558, attention: Secretary. Exhibits to the Form 10-K will be mailed upon similar request and payment of specified fees to cover the costs of copying and mailing such materials.

Our audited financial statements for the fiscal year ended December 31, 2021 and certain other related financial and business information are contained in our 2021 Annual Report to stockholders, which is being made available to our stockholders along with this proxy statement, but which is not deemed a part of the proxy soliciting material.

ADDITIONAL FILINGS

The Company’s Forms 10-K, 10-Q, 8-K and all amendments to those reports are available without charge through the Company’s website on the Internet as soon as reasonably practicable after they are electronically filed with, or furnished to, the Securities and Exchange Commission. Information on our website does not constitute part of this proxy statement.

The Company will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any of the filings described above. Individuals may request a copy of such information by sending a request to the Company, Attn: Corporate Secretary, TRxADE HEALTH, Inc., 2420 Brunello Trace, Lutz, Florida 34639.

DOCUMENTS INCORPORATED BY REFERENCE

None.

STOCKHOLDER ADVISORY VOTES ON SAY ON PAY

As an emerging growth company, we are not required to hold stockholder votes on the approval of executive compensation or the frequency of stockholder advisory votes. Notwithstanding that, the Board of Directors believes that it is important for our stockholders to have a say in our executive compensation, and as such, we currently hold non-binding votes on executive compensation every three years, including at the 2022 Annual Meeting. The next stockholder advisory vote on the compensation paid to our Named Executive Officers will occur at our 2025 annual meeting. The next stockholder advisory vote on how frequently we should seek approval from our stockholders, on an advisory basis, of the compensation paid to our Named Executive Officers, will also occur at our 2025 annual meeting, unless the Board determines to hold such vote earlier in their sole discretion.

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OTHER MATTERS

As of the date of this proxy statement, our management has no knowledge of any business to be presented for consideration at the Annual Meeting other than that described above. If any other business should properly come before the Annual Meeting or any adjournment thereof, it is intended that the shares represented by properly executed proxies will be voted with respect thereto in accordance with the judgment of the persons named as agents and proxies in the enclosed form of proxy.

The Board of Directors does not intend to bring any other matters before the Annual Meeting of stockholders and has not been informed that any other matters are to be presented by others.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION
TO MATTERS TO BE ACTED UPON

(a)	No officer or director of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer or director of the Company.

(b)	No director of the Company has informed the Company that he intends to oppose the action taken by the Company set forth in this proxy statement.

COMPANY CONTACT INFORMATION

All inquiries regarding our Company should be addressed to our Company’s principal executive office:

TRxADE HEALTH, INC.

2420 Brunello Trace

Lutz, Florida 33558

By Order of the Board of Directors,

/s/ Suren Ajjarapu
Suren Ajjarapu, Chairman

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TRXADE HEALTH, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 2, 2022 AT 10 AM LOCAL TIME

CONTROL ID:
REQUEST ID:

The undersigned stockholder of TRxADE HEALTH, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated on or around April 21, 2022, and hereby appoints Suren Ajjarapu and Prashant Patel (the "Proxies") or any one of them, with full power of substitution and authority to act in the absence of the other, each as proxies and attorneys-in-fact, on behalf and in the name of the undersigned, to represent the undersigned at the 2022 Annual Meeting of Stockholders of the Company, to be held on Thursday, June 2, 2022, at 10 A.M. Local time at the Company's corporate offices: 2420 Brunello Trace, Lutz, Florida 33558, and at any adjournment or adjournments thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and all such other business as may properly come before the meeting. I/we hereby revoke all proxies previously given.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
INTERNET:	https://www.iproxydirect.com/MEDS
PHONE:	1-866-752-VOTE(8683)

Please ensure you fold then detach and retain this portion of this Proxy

ANNUAL MEETING OF THE STOCKHOLDERS OF TRXADE HEALTH, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR ALL" FOR PROPOSAL 1 AND "FOR" PROPOSALS 2 AND 3 , BELOW

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
Proposal 1	→	**FOR ALL**	**WITHHOLD ALL**	**FOR ALL EXCEPT**
Election of Directors:		☐	☐	
Suren Ajjarapu				☐
Prashant Patel				☐
Donald G. Fell				☐
Charles L. Pope				☐
Christine L. Jennings				☐
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**
Ratification of the appointment of MaloneBailey, LLP, as the Company's independent auditors for the fiscal year ending December 31, 2022.		☐	☐	☐
Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**
To approve, by non-binding vote, the 2021 compensation of the Company's named executive officers.		☐	☐	☐

CONTROL ID:

REQUEST ID:

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

This Proxy, when properly executed will be voted as provided above, or if no contrary direction is indicated, it will be voted "For All" for Proposal 1, "For" Proposals 2 and 3, and for all such other business as may properly come before the meeting in the sole determination of the Proxies.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ____________________, 2022

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

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(Second Signature if held jointly)